   As filed with the Securities and Exchange Commission on September 17, 2002

                                                              File Nos. 2-90519
                                                                       811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 53
                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 54

                             SMITH BARNEY TRUST II*
               (Exact Name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 800-451-2010

  Robert I. Frenkel, 300 Stamford Place, 4th Floor, Stamford, Connecticut 06892
                     (Name and Address of Agent for Service)

                                    Copy to:
           Roger P. Joseph, Bingham McCutchen LLP, 150 Federal Street,
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective on September 17, 2002 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

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* This filing relates solely to shares of the Trust's series Smith Barney
  Capital Preservation Fund II.

                                   PROSPECTUS
                                   ----------

                                  ------------
                                  SMITH BARNEY
                                     CAPITAL
                                  PRESERVATION
                                     FUND II
                                  ------------

Class A, B and L Shares

September 18, 2002


The Offering Period is expected to run from September 23, 2002 through October 31, 2002. The fund's manager reserves the right to extend the Offering Period to no later than December 2, 2002.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

SMITH BARNEY CAPITAL
PRESERVATION FUND II

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CONTENTS
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Investments, risks and performance ...................     2

More on the fund's investments .......................    12

The Guarantee ........................................    16


Management ...........................................    19

Choosing a class of shares to buy ....................    21

Comparing the fund's classes .........................    23

Sales charges ........................................    24

More about deferred sales charges ....................    26

Buying shares ........................................    28

Exchanging shares ....................................    29

Redeeming shares .....................................    31

Other things to know about share transactions ........    33

Dividends, distributions and taxes ...................    35

Share price ..........................................    37

Appendix .............................................    38

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INVESTMENTS, RISKS AND PERFORMANCE
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GENERAL INFORMATION ABOUT THE FUND


Smith Barney Capital Preservation Fund II has an Offering Period, a Guarantee Period and a Post Guarantee Period.


Offering Period. Shares of the fund will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. Shares of the fund will be offered on a continuous basis during the Post Guarantee Period. The Offering Period is expected to run from September 23, 2002 through October 31, 2002, but your Service Agent may terminate the Offering Period earlier for its customers. The fund's manager reserves the right to extend the Offering Period until no later than December 2, 2002. All orders and applications to purchase shares must be received by the end of the Offering Period. Exchanges into the fund from other Smith Barney funds, including money market funds, may be restricted. During the Offering Period, fund assets will be invested primarily in money market instruments and short-term debt securities.

The first business day following the end of the Offering Period will be a transition date (the "Transition Date"). No purchase orders will be accepted on that date, and fund assets will continue to be invested primarily in money market instruments and short-term debt securities.

Guarantee Period. The Guarantee Period will run from the second business day after the end of the Offering Period (November 4, 2002 or such later date determined by the fund's manager) through five years from that date, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). During the Guarantee Period, the fund seeks some capital growth, while preserving principal. Provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed by a shareholder, the fund guarantees (the "Guarantee") that the value of that shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the close of business on the Transition Date reduced to reflect certain expenses (the "Guaranteed Amount"). If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if a shareholder redeems any shares before the Guarantee Maturity Date, the shareholder's Guaranteed Amount will be reduced as more fully described below. The shareholder's Guaranteed Amount also will be reduced to reflect certain expenses, if any, paid by the fund during the Guarantee Period which are not covered by the Expense Limitation Agreement with the fund's manager (as more fully described under "Fee table" on page 10). The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a financial guarantee insurance policy issued for the benefit of the shareholders of the fund by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc.

If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Post Guarantee Period. During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the fund expects to seek long-term growth of capital through investments primarily in common stocks and other equity securities.

During the Offering Period and the Post Guarantee Period, the value of shareholders' accounts is not protected by the fund's Guarantee, and could go down.

GUARANTEE PERIOD OBJECTIVE


During the Guarantee Period, the fund seeks some capital growth, while preserving principal.


KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD


Under normal market conditions, during the Guarantee Period the fund's assets are allocated between:


[] AN EQUITY COMPONENT, consisting primarily of common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, and

[] A FIXED INCOME COMPONENT, consisting primarily of high quality debt instruments.

Asset allocation The fund's manager, Smith Barney Fund Management LLC, uses a proprietary model to determine, on an ongoing basis, the percentage of assets allocated to the equity component and to the fixed income component. The model evaluates a number of factors, including, but not limited to:

[] the market value of the fund's assets as compared to the aggregate guaranteed amount;


[]  the prevailing level of interest rates;

[]  equity market volatility; and

[]  the length of time remaining until the Guarantee Maturity Date.


The initial allocation of fund assets between the equity component and the fixed income component will be determined principally by the prevailing level of interest rates. If at the inception of the Guarantee Period interest rates are very low (as they have been recently), more assets will be allocated to the fixed income component. This could result in the fund's assets being largely invested in fixed income securities at the inception of the Guarantee Period. Generally, as the market value of the equity component rises, more assets are allocated to the equity component, and as the market value of the equity component declines, more assets are allocated to the fixed income component.


The model may require the fund to have a portfolio turnover rate in excess of 200%. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

Equity component The manager will invest the equity component primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.


Equity selection process. The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental values. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.


When evaluating an individual stock, the manager looks for:

[]  Low market valuations measured by the manager's valuation models

[]  Positive changes in earnings prospects because of factors such as:

[]  New, improved or unique products and services

[]  New or rapidly expanding markets for the company's products

[]  New management

[] Changes in the economic, financial, regulatory or political environment particularly affecting the company

[]  Effective research, product development and marketing

[]  A business strategy not yet recognized by the marketplace


Fixed income component The fixed income component will consist primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include U.S. Government securities and other high quality debt securities, such as commercial paper or guaranteed investment contracts (referred to as GICs). The U.S. Government securities may, but need not, be backed by the full faith and credit of the United States. U.S. Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The fund does not expect to invest in interest-only STRIPS. GICs are contracts issued by insurance companies under which the contract holder places funds on deposit with the insurer, and the insurer promises to repay the contract holder's deposit plus interest at a guaranteed rate. The fixed income component may also include futures on fixed income securities, swaps and money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Guarantee Period risks The principal risks of an investment in the fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the manager's ability to allocate assets between the equity component and the fixed income component and in selecting investments within each component. Because the fund may invest in both stocks and bonds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

However, a shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the value of that shareholder's account as of the close of business on the Transition Date, reduced to reflect certain expenses.

If during the Guarantee Period the equity markets or interest rates decline, the fund's manager may reallocate additional fund assets to the fixed income portion of the fund. For example, if interest rates decline significantly or if the value of the equity component declines precipitously, all or a substantial portion of the fund's assets may be reallocated to the fixed income portion. If all of the fund's assets are reallocated to the fixed income portion, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the fixed income component reduces the fund's ability to participate in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

Equity component risks -- general. Equity investments involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:


[]  Stock prices decline generally

[] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

[] An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock

[] The markets strongly favor growth stocks over stocks with value characteristics

[]  Small or medium capitalization companies fall out of favor with investors


Small and mid cap equity risks. Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile to the extent that the fund also invests a significant portion of its assets in small and medium capitalization companies.


Compared to large companies, small and medium capitalization companies are more likely to have:

[]  More limited product lines

[]  Fewer capital resources

[]  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

[]  Experience sharper swings in market values

[]  Be harder to sell at times and at prices the manager believes appropriate

[]  Offer greater potential for gains and losses


Fixed income component risks. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of zero coupon bonds (which may include STRIPS) generally is more volatile than the market value of fixed income securities with similar maturities that pay interest periodically. The U.S. Government securities in which the fund invests may, but need not, be backed by the full faith and credit of the United States. With certain U.S. Government agency securities, as with corporate obligations such as commercial paper and GICs, there is the risk that the issuer will fail to pay principal or interest on the obligations when due.


If interest rates are low (particularly at the inception of the Guarantee Period), fund assets may be largely invested in the fixed income component in order to increase the likelihood of preserving the value of the fund as measured at the inception of the Guarantee Period.

Asset allocation risks. The asset allocation process could result in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may generate taxable capital gains.


In addition, the terms of a Financial Guarantee Agreement executed in connection with the Guarantee limit the manner in which the fund may be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, Ambac may elect to cause the fund to allocate all of its assets to the fixed income component.


SHARES OF THE FUND MAY FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF:


[] THE FUND INCURS CERTAIN EXPENSES THAT ARE NOT COVERED BY THE EXPENSE LIMITATION AGREEMENT WITH THE FUND'S MANAGER


[]  YOU DO NOT AUTOMATICALLY REINVEST DIVIDENDS AND DISTRIBUTIONS


[]  YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE

[]  YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE

[]  AMBAC BECOMES INSOLVENT OR ITS CREDITWORTHINESS DETERIORATES


For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

Transition Period After the Guarantee Maturity Date, the fund will, in the ordinary course of its investment activities, sell any fixed-income securities remaining in its portfolio and purchase equity securities as soon as reasonably practicable, in order to conform its holdings to the fund's Post Guarantee Period investment objective as described below.


POST GUARANTEE PERIOD OBJECTIVE


During the Post Guarantee Period, the fund expects to seek long-term growth of capital. Current income will be a secondary consideration.


KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE POST GUARANTEE PERIOD


During the Post Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above under the equity component of the Guarantee Period.


Post Guarantee Period Risks The principal risks of an investment in the fund during the Post Guarantee Period are expected to be those generally described under "Guarantee Period risks -- Equity component risks -- general."


For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.


Who may want to invest


The fund may be an appropriate investment if:

[] You are willing to accept reduced participation in the growth potential of the stock market in exchange for a guarantee of principal during the Guarantee Period.


[] You do not expect to require distributions or withdrawals from the fund during the next five years.


[]  Your investment horizon is longer term -- more than five years.

FUND PERFORMANCE

Because the fund is a new fund, performance information for the fund is not included in this Prospectus.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares. Annual fund operating expense figures are based on estimated expenses for the fiscal period ending October 31, 2002.

--------------------------------------------------------------------------------
                                SHAREHOLDER FEES
--------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A    CLASS B    CLASS L

Maximum sales charge (load) imposed on
purchases (as a % of offering price)            5.00%      None       1.00%

Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase
or redemption)                                  None(1)    5.00%      1.00%

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                         ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
OFFERING PERIOD
(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L


Management fee                                  0.35%      0.35%      0.35%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Insurance policy fee                            0.00%      0.00%      0.00%
Other expenses(2)                               0.20%      0.20%      0.20%

Total annual fund operating expenses            0.80%      1.55%      1.55%

GUARANTEE PERIOD
(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Insurance policy fee                            0.75%      0.75%      0.75%
Other expenses(2)                               0.20%      0.20%      0.20%

Total annual fund operating expenses            1.95%      2.70%      2.70%
Waiver and reimbursements(3)                    0.00%      0.00%      0.00%

Net annual fund operating expenses              1.95%      2.70%      2.70%

POST GUARANTEE PERIOD
(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Insurance policy fee                            0.00%      0.00%      0.00%
Other expenses(2)                               0.20%      0.20%      0.20%

Total annual fund operating expenses            1.20%      1.95%      1.95%

(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(2) The amounts set forth in "Other expenses" have been estimated based on expenses the fund expects to incur during its first fiscal year.


(3) The fund's manager has entered into a written Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding certain expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date.


EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[]  You invest $10,000 in the fund for the periods shown

[]  Your investment has a 5% return each year

[]  You reinvest all distributions and dividends without a sales charge

[]  The fund's operating expenses remain the same

--------------------------------------------------------------------------------
                       NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------
                                                    1 YEAR      3 YEARS


Class A
(with or without redemption)                         $677       $1,047
Class B
(redemption at end of period)                        $762       $1,105

Class B
(no redemption)                                      $262       $  805
Class L
(redemption at end of period)                        $458       $  897

Class L
(no redemption)                                      $360       $  897

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MORE ON THE FUND'S INVESTMENTS
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Equity securities During the Guarantee Period and Post Guarantee Period the fund invests in equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, rights, depositary receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.


Other investment companies During the Guarantee Period and the Post Guarantee Period the fund may invest in other investment companies, subject to the limits of the Investment Company Act of 1940. These investments may include interests in exchange-traded funds (which typically consist of a portfolio of securities that seeks to track the performance of an underlying index or portion of an index) and unit investment trusts. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Derivatives During the Guarantee Period and Post Guarantee Period the fund may, but need not, use derivatives, such as futures contracts, options on securities indices, and interest rate and other swaps, for any of the following purposes:

[] To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates.

[] As a substitute for buying or selling securities (for example, to adjust the weighted average duration of the fixed income component to correspond to the period remaining until the Guarantee Maturity Date).


[]  To enhance the fund's return.


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund's stock and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

Foreign investments The fund may invest in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. During the Guarantee Period the fund may only invest in foreign securities that are traded on a U.S. market.


Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced if the fund invests significantly in one country. These risks may include:

[] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

[] The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear.

[] The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

[] Economic, political and social developments may adversely affect the securities markets.

[] Foreign government obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.


Debt securities The fund may invest in debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper and guaranteed investment contracts or GICs) and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Investing in debt securities involves certain risks that may cause the fund not to perform as well as other investments. If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.


Cash management The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management and other purposes. During the Offering Period, the fund will invest primarily in money market instruments and short-term debt securities.

Portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.


The fund's goals and strategies may be changed without shareholder approval.

Other risks of investing in the fund If fund assets do not reach $100 million by the end of the Offering Period, in the event of severe market volatility or adverse market conditions during the Offering Period, or if for any other reason the Board deems it advisable, the Board reserves the right to liquidate the fund. In that event, the fund will not commence the Guarantee Period, but instead will continue to be invested primarily in money market instruments and short-term debt securities. Fund shareholders will then be entitled to receive the then-current net asset value (NAV) of their shares, plus accrued dividends, plus the amount of their Class A or Class L front-end sales load, if applicable.

If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a deferred sales charge and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guaranteed Amount, as described later in this Prospectus. Also, certain fund expenses not covered by the Expense Limitation Agreement with the fund's manager, such as extraordinary expenses, are not covered by the Guarantee.

Shareholders' ability to receive the Guaranteed Amount depends on the financial condition of the fund and Ambac. Ambac has been given a triple-A rating from each of Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Ratings, Inc. as of the commencement of the Offering Period. However, if Ambac becomes insolvent, or its creditworthiness deteriorates, payment under Ambac's insurance policy may not be made or may become unlikely. In these circumstances, the fund would consider a variety of options, including liquidating the fund on or before the Guarantee Maturity Date. Shareholders might suffer a loss of principal. The fund also reserves the right to liquidate at any time on or after the Guarantee Maturity Date.

--------------------------------------------------------------------------------
THE GUARANTEE
--------------------------------------------------------------------------------


The fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also to provide a hedge against a falling equity marketplace. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the Guaranteed Amount. A shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value as of the close of business on the Transition Date, reduced to reflect certain expenses, if any, not covered by the Expense Limitation Agreement with the fund's manager. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac pursuant to a financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund. The fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the financial guarantee insurance policy. If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund will then commence the Post Guarantee Period. During the Post Guarantee Period your investment in the fund will no longer be protected by the Guarantee, and its value could go down.

In summary, if you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Guarantee Maturity Date for:


[]  the amount you paid for your shares minus any up-front sales charges plus


[] your share of the fund's net income during the Offering Period (assuming you bought your shares before the last day of the Offering Period)


minus

[] an adjustment to reflect certain fund expenses, if any, during the Guarantee Period that are not covered by the Expense Limitation Agreement with the fund's manager.

If you redeem fund shares or take a dividend or distribution in cash prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive. See the appendix to this Prospectus and the SAI for information on the calculation of the Guaranteed Amount and additional details about the Guarantee.

The fund's board of trustees may amend the terms of the Guarantee and the related Financial Guarantee Agreement and financial guarantee insurance policy at any time without shareholder approval. To the extent practicable, shareholders would be given at least 60 days' prior written notice of any termination of the insurance policy backing the fund's Guarantee. In the event of such termination, the fund's board of trustees would consider reasonable alternatives and seek to act in the best interests of fund shareholders.

See "Dividends, distributions and taxes -- Guarantee" for additional details regarding the financial guarantee.

AMBAC ASSURANCE CORPORATION

Ambac Assurance Corporation, the issuer of the financial guarantee insurance policy backing the fund's Guarantee, was incorporated on February 25, 1970 and is the principal operating subsidiary of Ambac Financial Group, Inc. ("AFG"). Ambac is a leading guarantor of municipal and structured finance obligations. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam.

Ambac has earned triple-A ratings, the highest ratings available from Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of Ambac's ability to provide credit enhancement. The address of Ambac's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Ambac makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this Prospectus other than the information supplied by Ambac and presented under this heading.

Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG, incorporated on April 29, 1991 and headquartered in New York City, is a holding company whose subsidiaries provide financial guarantees and financial services to clients in both the public and private sectors around the world. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC. See the back cover of this Prospectus to find out how to obtain these reports and information. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG's most recent Annual Report on Form 10-K and other subsequent reports filed with the SEC by AFG.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

Manager The fund's investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments, oversees its operations and provides administrative services to the fund. The manager and Salomon Smith Barney are subsidiaries of Citigroup, Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.


Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

PORTFOLIO MANAGEMENT DURING THE GUARANTEE PERIOD


Equity component John G. Goode and Peter Hable serve as co-portfolio managers and are responsible for the day-to-day management of the fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management ("Davis Skaggs"), a division of Smith Barney Fund Management LLC, and a managing director of Salomon Smith Barney. Mr. Hable is the President of Davis Skaggs and a managing director of Salomon Smith Barney. Mr. Goode has over 33 years of investment experience, and Mr. Hable has over 19 years of investment experience.

Fixed income component and asset allocation Sandip Bhagat serves as the strategist for the fund and his team is responsible for the fixed income component and the allocation of fund assets between the equity and fixed income components. For the past five years, Mr. Bhagat has been a managing director of Salomon Smith Barney and the President of Travelers Investment Management Company.

Management fee The manager will be paid a management fee equal to 0.35% per annum of the fund's average daily net assets during the Offering Period and a fee equal to 0.75% per annum of the fund's average daily net assets during the Guarantee Period and Post Guarantee Period.


If at any time the fund is 100% invested in fixed income securities and it is anticipated that the fund will continue to be so invested, the manager may propose, and the fund's trustees may consider, a reduction or waiver of the management fee.


Service plans The fund has adopted a Rule 12b-1 service plan for each of its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

--------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------

You can choose among three classes of shares: Classes A, B, and L. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[] If you plan to invest regularly or in large amounts during the Offering and/or Post Guarantee Periods, buying Class A shares may help you reduce sales charges and ongoing expenses. For Class A shares, please keep in mind that the amount of your investment that was applied to pay the initial sales charge will not be covered by the Guarantee.


[] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested and covered by the Guarantee. This may help offset the higher expenses of Class B and Class L shares.

[] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.


You may buy shares from:

[] Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")

[] The fund, but only if you are investing through certain qualified plans or certain Service Agents

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

SHARES OF THE FUND MAY BE PURCHASED ONLY DURING THE OFFERING AND POST GUARANTEE PERIODS.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                                      INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
                                                    ALL CLASSES    ALL CLASSES

General                                               $1,000           $50

IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts                        $  250           $50

Qualified Retirement Plans*                           $   25           $25
Simple IRAs                                           $    1           $ 1

Monthly Systematic Investment Plans**                 $   25           $25
Quarterly Systematic Investment Plans**               $   50           $50

 *Qualified Retirement Plans are retirement plans qualified under Section
  403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.
**Only available during the Post Guarantee Period.

--------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------------------------------
              CLASS A                          CLASS B                        CLASS L
--------------------------------------------------------------------------------------------------------
KEY FEATURES  []  Initial sales charge         []  No initial sales charge    []  Initial sales charge
              []  You may qualify for          []  Deferred sales charge          is lower than Class A
                  reduction or waiver of           declines over time         []  Deferred sales charge
                  initial sales charge         []  Converts to Class A            for only 1 year
              []  Lower annual expenses            after eight years          []  Higher annual expenses
                  than Class B and Class L     []  Higher annual expenses         than Class A
                                                   than Class A

--------------------------------------------------------------------------------------------------------
INITIAL SALES
CHARGE            Up to 5.00%; reduced or          None                           1.00%
                  waived for large
                  purchases and certain
                  investors. No charge for
                  purchases of $1,000,000
                  or more

--------------------------------------------------------------------------------------------------------
DEFERRED SALES
CHARGE            1.00% on purchases of            Up to 5.00% charged when       1.00% if you redeem
                  $1,000,000 or more if            you redeem shares. The         within one year of
                  you redeem within one            charge is reduced over         purchase
                  year of purchase                 time and there is no
                                                   deferred sales charge
                                                   after six years

--------------------------------------------------------------------------------------------------------
ANNUAL
DISTRIBUTION      0.25% of average daily           1.00% of average daily         1.00% of average daily
AND SERVICE       net assets                       net assets                     net assets
FEES

--------------------------------------------------------------------------------------------------------
EXCHANGEABLE
INTO*             Class A shares of most           Class B shares of most         Class L shares of most
                  Smith Barney funds               Smith Barney funds             Smith Barney funds

--------------------------------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

--------------------------------------------------------------------------------
SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions that Service Agents that sell shares of the fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

----------------------------------------------------------------------------------------
                                           SALES CHARGE AS A % OF          BROKER/DEALER
                                       -------------------------------      COMMISSION
                                         OFFERING        NET AMOUNT         AS A % OF
AMOUNT OF PURCHASE                       PRICE (%)      INVESTED (%)      OFFERING PRICE
----------------------------------------------------------------------------------------
Less than $25,000                          5.00             5.26               4.50

$25,000 but less than $50,000              4.25             4.44               3.83
$50,000 but less than $100,000             3.75             3.90               3.38

$100,000 but less than $250,000            3.25             3.36               2.93
$250,000 but less than $500,000            2.75             2.83               2.48

$500,000 but less than $1,000,000          2.00             2.04               1.80
$1,000,000 or more                          -0-             -0-             up to 1.00

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege -- lets you combine the current value of Class A shares owned

[]  by you, or

[]  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and of other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter. You should note that shares of the fund may be purchased only during the Offering and Post Guarantee Periods.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[]  Employees of NASD members

[] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup

[] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. No deferred sales charge will be paid by investors who purchased their fund shares during the Offering Period and redeemed them on or after the Guarantee Maturity Date. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.


--------------------------------------------------------------------------------
YEAR AFTER PURCHASE     1ST   2ND    3RD    4TH       5TH     6TH THROUGH 8TH
--------------------------------------------------------------------------------
Deferred sales charge   5%     4%     3%     2%        1%            0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they are servicing.


Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


--------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF              SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                   UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                   SMITH BARNEY FUND
--------------------------------------------------------------------------------

Eight years         In the same proportion as the   On the date the shares
after the           number of Class B shares        originally acquired would
date of             converting is to total Class    have converted into Class A
purchase            B shares you own (excluding     shares
payment             shares issued as dividends)

CLASS L SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on any Class L shares of the fund you buy during the Offering Period.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares that they sell. Starting in the thirteenth month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

--------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:


[]  Shares exchanged for shares of another Smith Barney fund

[]  Shares representing reinvested distributions and dividends

[]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[]  On payments made through certain systematic withdrawal plans

[]  On certain distributions from a retirement plan

[]  For involuntary redemptions of small account balances

[]  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED ONLY DURING THE OFFERING AND POST GUARANTEE PERIODS.


All orders for fund shares (and, for clients of a PFS Investments Inc. Registered Representative, applications and payments to purchase shares during the Offering Period) must be received by the sub-transfer agent or transfer agent by the end of the Offering Period (4 p.m. (Eastern time) on October 31, 2002 or a later date determined by the fund's manager). Your Service Agent may terminate the Offering Period earlier for its customers. During the Offering Period, exchanges into the Fund from other Smith Barney funds, including money market funds, may be restricted. If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.


Through a Service        You should contact your Service Agent to open a
            Agent        brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:
                         []  Class of shares being bought
                         []  Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

 Through the fund        Qualified retirement plans and certain other
                         investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         []  Write to the fund at the following address:
                             SMITH BARNEY CAPITAL PRESERVATION FUND II
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699
                         [] Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

                         [] For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.

--------------------------------------------------------------------------------

        Through a        During the Post Guarantee Period you may authorize
       systematic        your Service Agent or a sub-transfer agent to
  investment plan        transfer funds automatically from (i) a regular bank
                         account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [] Amounts transferred must be at least: $25 monthly or $50 quarterly.
                         [] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------

     Smith Barney        You should contact your Service Agent to exchange
         offers a        into other Smith Barney funds. Exchanges may be made
      distinctive        during the Offering, Guarantee and Post Guarantee
  family of funds        Periods. However, if a shareholder exchanges any
 tailored to help        shares of the fund during the Guarantee Period the
 meet the varying        shareholder's Guaranteed Amount will be reduced as
    needs of both        described under "The Guarantee," above. Be sure to read
  large and small        the prospectus of the Smith Barney fund into which you
        investors        are exchanging. An exchange is a taxable transaction.

                         [] You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
                         []  Exchanges of Class A, Class B and Class L shares
                             are subject to minimum investment requirements
                             (except for systematic investment plan
                             investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

        Waiver of        Your shares will not be subject to an initial sales
       additional        charge at the time of the exchange.
    sales charges

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
--------------------------------------------------------------------------------

     By telephone        If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                         Exchange is open. For clients of a PFS Investments Inc.
                         Registered Representative, call Primerica Shareholder
                         Services at 1-800-544-5445 between 8:00 a.m. and 8:00
                         p.m. (Eastern time). All other shareholders should call the transfer agent at 1-800-451-2010 between 9:00 a.m.
                         and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

          By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

--------------------------------------------------------------------------------
REDEEMING SHARES
--------------------------------------------------------------------------------
        Generally        Fund shares may be redeemed by shareholders at any time
                         during the life of the fund. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, less any applicable deferred sales charge, and are not eligible for the Guarantee.

                         Contact your Service Agent to redeem shares of the fund.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.


                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
          By mail For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

                             PRIMERICA SHAREHOLDER SERVICES
                             P.O. BOX 9662
                             PROVIDENCE, RI 02940-9662


                         For all other investors, send your written requests to PFPC Global Fund Services at the following address:

                             SMITH BARNEY CAPITAL PRESERVATION FUND II
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         []  The name of the fund and account number
                         [] The class of shares and the dollar amount or number of shares to be redeemed
                         [] Signatures of each owner exactly as the account is registered
--------------------------------------------------------------------------------

     By telephone        If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
                         If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered
                         Representative, call Primerica Shareholder Services at
                         1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern
                         time). All other shareholders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer
                         (ACH).

--------------------------------------------------------------------------------

   Automatic cash        During the Post Guarantee Period you can arrange for
 withdrawal plans        the automatic redemption of a portion of your shares
                         on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000
                         ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge. While participating in the automatic cash withdrawal plan, all dividends and distributions must be reinvested.

                         For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[]  Name of the fund

[]  Account number

[]  Class of shares being bought, exchanged or redeemed

[]  Dollar amount or number of shares being bought, exchanged or redeemed

[]  Signature of each owner exactly as the account is registered


The transfer agent, on behalf of the fund, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature Guarantees To be in good order, your redemption request must include a signature guarantee if you:

[]  Are redeeming over $50,000

[] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

[]  Changed your account registration

[]  Want the check paid to someone other than the account owner(s)

[] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[]  Suspend the offering of shares during the Offering and Post Guarantee
    Periods

[]  Waive or change minimum and additional investment amounts

[]  Reject any purchase or exchange order

[]  Change, revoke or suspend the exchange privilege

[]  Suspend telephone transactions

[] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

[] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) during the Offering or Post Guarantee Periods because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.


Share certificates The fund does not issue share certificates.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.


--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Dividends Each business day when the fund determines its net asset value, until the end of the Offering Period (October 31, 2002 or such later date determined by the Fund's manager), the fund will calculate its net income and declare dividends for shareholders of record. During the Offering Period, shares begin to accrue dividends on the day after your purchase order becomes effective. If you redeem shares during the Offering Period you will receive dividends for the day on which your redemption order becomes effective. Dividends declared during the Offering Period are distributed on the Transition Date. During the Guarantee and Post Guarantee Periods, the fund generally declares and pays dividends annually and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Both dividends and capital gains distributions are paid by the fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) of the fund will be reduced by the amount of the payment.

Unless you instruct the fund otherwise, dividends and distributions paid by the fund will be reinvested in additional shares of the fund. An election to have all dividends and distributions paid in cash will reduce the Guaranteed Amount as described above. Dividends and distributions paid to shareholders are taxable even if they are reinvested in the fund.

Taxes The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability you owe as a result of any of these taxable events is your responsibility, and will not be reimbursed under the Guarantee. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION                                   FEDERAL TAX STATUS

Redemption or exchange of shares              Usually capital gain or loss;
                                              long-term if shares owned
                                              more than one year

Distributions of net capital gain             Long-term capital gain
(excess of  net long-term capital
gain over net short-term capital loss)

Ordinary dividends (including                 Ordinary income
distributions of net short-term
capital gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may in effect be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are not a citizen or resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Any withholding will reduce the Guaranteed Amount.

The fund's asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being realized as short-term capital gains (rather than long-term capital gains), and therefore being taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the fixed income component even in situations where the fund has capital losses from investments in the equity component. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The fund expects to invest a significant portion of its assets in zero coupon bonds and/or other instruments purchased at a discount. This will require the fund to recognize taxable income and to pay dividends prior to the receipt of cash payments. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Guarantee If it is necessary for Ambac to make a payment in connection with the Guarantee, this payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities.

--------------------------------------------------------------------------------
SHARE PRICE
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Shares of the fund may be purchased only during the Offering and Post Guarantee Periods. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than another fund using its own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before that sub-transfer agent's close of business.

                                                                        APPENDIX

MORE INFORMATION ABOUT THE GUARANTEE

The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on the Transition Date, reduced to reflect certain expenses (the "Guaranteed Amount").

Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

Assume further that the end of the Offering Period is October 31, 2002 and on the Transition Date, November 1, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the Offering Period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.

Using our example:

  Shares you initially purchased                                   1,666.667
  Plus additional shares distributed                                   4.386
  Total shares                                                     1,671.053
  NAV per share of Class A shares on November 1, 2002                 $11.40
                                                                   ---------
  Your Guaranteed Amount as of November 1, 2002                      $19,050

As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which you are entitled. If you redeem shares in the fund, you will then hold fewer shares at the then-current Guarantee per Share, thereby reducing your Guaranteed Amount. The Guarantee per Share will equal the NAV per share on the Transition Date, and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above.

Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

The Guarantee per Share will decline as dividends and distributions are made to shareholders. If you automatically reinvest dividends and distributions in the fund, you will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount you were entitled to before the dividend or distribution was made. If you instead elect to receive any dividends or distributions in cash, you will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that you were entitled to before the dividend or distribution was made.

If you redeem shares, or take a dividend or distribution in cash, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

Using our example, assume it is now December 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2002.

To recalculate your Guarantee per Share:

  1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

  2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

  3. Adjust your account for your additional shares. Add 1,671.053 and 29.122 to arrive at your new share balance of 1,700.175.

  4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20.

  5.  Your Guaranteed Amount still equals $19,050.

If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee Per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

SMITH BARNEY
CAPITAL
PRESERVATION FUND II

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Citicorp Trust Bank, fsb at 1-800-451-2010 (or, for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) and Ambac can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund and Ambac are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor any distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally
Managed. is a service mark of
Salomon Smith Barney Inc.

(Investment Company Act file no. 811-4007)

FD02640 09/02

                                                                   Statement of
                                                         Additional Information

                                                            September 18, 2002


SMITH BARNEY(SM) CAPITAL PRESERVATION FUND II
(A Member of the Smith Barney(SM)  Family of Funds)

    Smith Barney Capital Preservation Fund II (the "fund") is a series of Smith Barney Trust II (the "trust"). The trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices .........  2
 4. The Asset Allocation Process .......................................... 20
 5. The Guarantee ......................................................... 20


 6. Investment Restrictions ............................................... 23
 7. Performance Information and Advertising ............................... 24
 8. Determination of Net Asset Value; Valuation of Securities ............. 25
 9. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................. 26
10. Management ............................................................ 40
11. Portfolio Transactions ................................................ 51
12. Description of Shares, Voting Rights and Liabilities .................. 51
13. Tax Matters ........................................................... 53
14. Financial Statements .................................................. 55

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated September 18, 2002, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling the fund's sub-transfer agents (Primerica Shareholder Services at 1-800-544-5445 or by contacting the transfer agent at 1-800-451-2010), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. Because the fund is new, it has not issued any Annual or Semi-Annual Reports as of the date of this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund II, which is a series of the trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated September 18, 2002.


    The fund is a diversified fund. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under such Act. Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    The fund offers three classes of shares, referred to as Class A, Class B and Class L shares.

    Smith Barney Fund Management LLC (the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.

    Shares of the fund are continuously sold by its distributors, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), during the Offering and Post-Guarantee Periods. Shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                           2.  INVESTMENT OBJECTIVE

    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. During the Post Guarantee Period, the fund expects to seek long-term growth of capital; current income will be a secondary objective.

    Of course, there can be no assurance that the fund will achieve its objective.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                            AND INVESTMENT PRACTICES


    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund has an Offering Period, a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Offering Period, fund assets will be invested primarily in money market instruments and short-term debt securities. Also, during the Guarantee Period, the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.


    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")


    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others exchange-traded funds that seek to track the performance of the Russell 3000 Index, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.


    Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

    The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

    Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES


    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.


    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.


    Depositary Receipts. The fund may also purchase foreign securities in the form of American Depositary Receipts ("ADRs"), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.


    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or
(iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the board of trustees. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    The fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the board of trustees. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED-INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.


GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund may receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES


    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of-funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

REVERSE REPURCHASE AGREEMENTS

    The fund may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the fund will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the fund attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS


    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.


    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The board of trustees of the fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the board of trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the boards of trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING


    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.


PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS

    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. If interest rates are low (particularly at the inception of the Guarantee Period), fund assets may be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.


    The initial allocation of fund assets between the equity component and the fixed income component will be determined principally by the prevailing level of interest rates. If at the inception of the Guarantee Period interest rates are low (as they have been recently), more assets will be allocated to the fixed income component. This could result in the fund's assets being largely invested in fixed income securities at the inception of the Guarantee Period.

    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component.

    Allocation of additional assets to the fixed income component could also occur if the equity markets or interest rates decline. If all of the fund's assets are reallocated to the fixed income portion, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the fixed income component reduces the fund's ability to participate in upward equity market movements.


    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.


    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, Ambac Assurance Corporation, the issuer of the financial guarantee policy, may elect to cause the fund to allocate all of its assets to the fixed income component.

                              5.  THE GUARANTEE

    The fund has an Offering Period, a Guarantee Period and a Post Guarantee Period. The Offering Period, during which shares of the fund will be offered, is expected to run from September 23, 2002 through October 31, 2002 or any later date (no later than December 2, 2002) determined by the manager. The first business day following the end of the Offering Period will be a transition date (the "Transition Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Guarantee Period will run from the second business day after the end of the Offering Period (November 4, 2002 or such later date determined by the manager), through five years from that date, and if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on the Transition Date reduced to reflect certain expenses (the "Guaranteed Amount").


    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.


    Assume further that the end of the Offering Period is October 31, 2002 and on the Transition Date, November 1, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the Offering Period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your full guarantee, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.


    Using our example:


    Shares you initially purchase                                    1,666.667
    Plus additional shares distributed                                   4.386
    Total shares                                                     1,671.053
    NAV per share of Class A shares on November 1, 2002      X      $    11.40
                                                                    ----------
    Your Guaranteed Amount as of November 1, 2002                   $   19,050
                                                                    ==========

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on the Transition Date, and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee per Share, with respect to any class of shares, may be expressed as follows:

    Guarantee per Share =        X

                         ----------
                         (1 + D/NAV)

        Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

                D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

                NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

        Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).


        The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.


        If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

        Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

        Using our example, assume it is now December 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2002.


        To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    29.122 to arrive at your new share balance of 1,700.175.


        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above.)


        5. Your Guaranteed Amount still equals $19,050.


    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671,053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is December 31, 2002, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on December 31, 2002.

    To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to 35.092 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    35.092 to arrive at your new share balance of 1,706.145.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.

    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, Ambac has imposed certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the dimunition in the net asset value of the fund over the Guarantee Period.

    The Fund's Guarantee is payable solely out of the assets of the fund.


                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                 7.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the fund may advertise its total return and average annual total return (on a before-tax or after-tax basis) in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B and Class L shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including by not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Kiplinger's, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    The fund's "average annual total return," as described below, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1 + T)n = ERV
Where:                 P   = a hypothetical initial payment of $1,000.

                       T   = average annual total return.

                       n   = number of years.

                       ERV = Ending Redeemable Value of a hypothetical $1,000
                             investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

    In computing total rates of return quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    The fund is newly organized and does not have performance information as of the date of this Statement of Additional Information.

BEFORE- AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the fund may include after-tax performance in advertisements. To the extent the fund includes such information, it will be calculated according to the following formulas:


    Average annual total return (after taxes on distributions)


                           P(1+T)n = ATVD
Where:                 P    = a hypothetical initial payment of $1,000.

                       T    = average annual total return (after taxes on
                              distributions).

                       n    = number of years.

                       ATVD = ending value of a hypothetical $1,000 investment
                              made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

    Average annual total return (after taxes on distributions and sale of fund shares)

                           P(1+T)n = ATVDR
Where:                 P     = a hypothetical initial payment of $1,000.

                       T     = average annual total return
                               (after taxes on distributions
                               and redemption).

                       n     = number of years.

                       ATVDR = ending value of a hypothetical $1,000 investment
                               made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

    The fund is newly offered and does not have performance information as of the date of this Statement of Additional Information.

        8.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ stock market, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the board of trustees of the trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the board of trustees of the trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the board of trustees of the trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the board of trustees of the trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

      9.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                            AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.


    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 34.


    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 to less than $1,000,000                             2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
    Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
    Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES


    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. During the Offering Period, purchases of Class L shares by investors who were holders of Class C shares of any Smith Barney fund on June 12, 1998 will not be subject to the 1% initial sales charge.

    Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.


GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class L shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.


    PFS ACCOUNTS Initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus. If Primerica ceases to act as sub-transfer agent, a successor company named by the trust will act in the same capacity so long as the account remains open.


    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.

    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.


    OTHER ACCOUNTS Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.


    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS


CUMULATIVE PURCHASE DISCOUNT

            PFS ACCOUNTS


        The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. PFS Investments must notify a distributor at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.


INITIAL SALES CHARGE WAIVERS

        PFS ACCOUNTS


        Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

    (a) sales to board members and employees of Citigroup and its subsidiaries;

    (b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

    (c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

    (d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

    (e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

    (f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

    (g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

    (h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

    (i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

    (j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

    (k) purchases by investors participating in a Salomon Smith Barney fee based arrangement.

        In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

        In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. Contact Primerica at (800) 544-5445 for further information and appropriate forms.


        Class A initial sales charges are also waived for the following types of investors:

        o separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and

        o Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund.


        OTHER ACCOUNTS

        Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    RIGHT OF ACCUMULATION

        Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

    LETTER OF INTENT - CLASS A SHARES

    PFS ACCOUNTS

        A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

        OTHER ACCOUNTS

        A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

    DEFERRED SALES CHARGE PROVISIONS

        Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

        Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

        Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE                DEFERRED SALES CHARGE

1st                                                          5%
2nd                                                          4%
3rd                                                          3%
4th                                                          2%
5th                                                          1%
6th and thereafter                                          None


    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d) (4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)
(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.


    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.


    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.


    (e) Redemption by manager


    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.

    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5912; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when a participating plan buys or sells shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex, Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement Programs Opened On or After June 21, 1996: If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996: In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM). Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund II
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    PFS ACCOUNTS

    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.


    Distributions in Kind. The fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.


EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Offering, Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced.

    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Class L shareholders who wish to exchange all or a portion of their shares for Class L shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.

    PFS ACCOUNTS

    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public during the Offering Period and the Post Guarantee Period. The public offering price for a Class A, Class B and Class L share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares.

INVOLUNTARY REDEMPTIONS OF SHARES

    The trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                 10. MANAGEMENT

    The fund is supervised by the board of trustees of the trust, a majority of whom are not affiliated with the manager.

    The trustees and officers of the trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the trustees oversee, and other directorships they hold are set forth below. The address of each trustee and officer is 125 Broad Street, New York, New York 10004. Each trustee and officer holds office for his or her lifetime unless that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those trustees and officers who are "interested persons" of the trust as defined in the 1940 Act. Each trustee and officer of the trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                               PRINCIPAL
                                                            OCCUPATION DURING                          NUMBER OF INVESTMENT
                                        POSITION HELD         PAST 5 YEARS                             COMPANIES ASSOCIATED
                                          AND LENGTH            AND OTHER                                 WITH CITIGROUP
NAME AND AGE                            OF TIME SERVED      DIRECTORSHIPS HELD                          OVERSEEN BY TRUSTEE
------------                            --------------      ------------------                          -------------------


INTERESTED TRUSTEE

R. Jay Gerken*; 50                  Chairman of the Board   Managing Director, Salomon Smith                     152
                                    and Trustee since 2002  Barney Inc. ("Salomon Smith Barney")
                                                            (since 1996).

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                 Trustee since 2001      President and Chief Operations Officer,              30
                                                            Landmark City (Real Estate Development)
                                                            (since 2002); Board Member, American
                                                            Identity Corp. (doing business as
                                                            Morpheus Technologies) (biometric
                                                            information management) (since 2002;
                                                            consultant since 1999); Director,
                                                            Lapoint Industries (Industrial Filter
                                                            Company) (since 2002); Executive Vice
                                                            President and Chief Operations Officer,
                                                            DigiGym Systems (On-line Personal
                                                            Training Systems) (since 2001); Chief
                                                            Executive Officer, Rocket City
                                                            Enterprises (Internet Service Company)
                                                            (since 2000); Director, Alzheimer's
                                                            Association (New England Chapter) (since
                                                            1998).

Donald M. Carlton; 65               Trustee since 2001      Director, American Electric Power (Electric          25
                                                            Utility) (since 1999); Director, Valero
                                                            Energy (Petroleum Refining) (since
                                                            1999); Consultant, URS Corporation
                                                            (Engineering) (since 1999); Director,
                                                            National Instruments Corp. (Technology)
                                                            (since 1994); former Chief Executive
                                                            Officer, Radian International L.L.C.
                                                            (Engineering) (from 1996 to 1998),
                                                            Member of Management Committee,
                                                            Signature Science (Research and
                                                            Development) (since 2000).

A. Benton Cocanougher; 64           Trustee since 2001      Dean Emeritus and Wiley Professor, Texas A&M         25
                                                            University (since 2001); former Dean and
                                                            Professor of Marketing, College and
                                                            Graduate School of Business of Texas A &
                                                            M University (from 1987 to 2001); former
                                                            Director, Randall's Food Markets, Inc.
                                                            (from 1990 to 1999); former Director,
                                                            First American Bank and First American
                                                            Savings Bank (from 1994 to 1999).

Mark T. Finn; 59                    Trustee since 2001      Chairman and Owner, Vantage Consulting               30
                                                            Group, Inc. (Investment Advisory and
                                                            Consulting Firm) (since 1988); former
                                                            Vice Chairman and Chief Operating
                                                            Officer, Lindner Asset Management
                                                            Company (Mutual Fund Company) (from
                                                            March 1999 to 2001); former President
                                                            and Director, Delta Financial, Inc.
                                                            (Investment Advisory Firm) (from 1983 to
                                                            1999); former General Partner and
                                                            Shareholder, Greenwich Ventures LLC
                                                            (Investment Partnership) (from 1996 to
                                                            2001); former President, Secretary, and
                                                            Owner, Phoenix Trading Co. (Commodity
                                                            Trading Advisory Firm) (from 1997 to
                                                            2000).

Stephen Randolph Gross; 54          Trustee since 2001      Partner, Capital Investment Advisory                 25
                                                            Partners (Consulting) (since January
                                                            2000); Director, United Telesis, Inc.
                                                            (Telecommunications) (since 1997);
                                                            Managing Director, Fountainhead
                                                            Ventures, L.L.C. (Consulting) (since
                                                            March 1998); Director, ebank.com, Inc.
                                                            (since 1997); Director, Andersen Calhoun
                                                            (Assisted Living) (since 1987);
                                                            Secretary, Carint N.A. (Manufacturing)
                                                            (since 1988); former Treasurer, Hank
                                                            Aaron Enterprises (Fast Food Franchise)
                                                            (since 1985); Chairman, Gross, Collins &
                                                            Cress, P.C. (Accounting Firm) (since
                                                            1979); Treasurer, Coventry Limited, Inc.
                                                            (since 1985); former Director, Charter
                                                            Bank, Inc. (from 1987 to 1997); former
                                                            Director, Yu Save, Inc. (Internet
                                                            Company) (from 1998 to 2000); former
                                                            Director, Hotpalm.com, Inc. (Wireless
                                                            Applications) (from 1998 to 2000);
                                                            former Director, Ikon Ventures, Inc.
                                                            (from 1997 to 1998).

Diana R. Harrington; 62             Trustee since 1992      Professor, Babson College (since 1992);              30
                                                            former Trustee, The Highland Family of
                                                            Funds (Investment Company) (from March
                                                            1997 to March 1998).

Susan B. Kerley; 51                 Trustee since 1992      Consultant, Global Research Associates, Inc.         30
                                                            (Investment Consulting) (since 1990);
                                                            Director, Eclipse Funds (currently
                                                            supervises 17 investment companies in
                                                            fund complex) (since 1990).

Alan G. Merten; 60                  Trustee since 2001      President, George Mason University (since            25
                                                            1996); Director, Comshare, Inc.
                                                            (Information Technology) (since 1985);
                                                            former Director, Indus (Information
                                                            Technology) (from 1995 to 1999).

C. Oscar Morong, Jr.; 67            Trustee since 1991      Managing Director, Morong Capital                    30
                                                            Management (since 1993); former
                                                            Director, Indonesia Fund (Closed End
                                                            Fund) (from 1990 to 1999); Trustee,
                                                            Morgan Stanley Institutional Fund
                                                            (currently supervises 75 investment
                                                            companies) (since 1993).

R. Richardson Pettit; 60            Trustee since 2001      Professor of Finance, University of Houston          25
                                                            (since 1977); Independent Consultant
                                                            (since 1984).

Walter E. Robb, III; 75             Trustee since 2001      Director, John Boyle & Co., Inc. (Textiles)          30
                                                            (since 1999); President, Benchmark
                                                            Consulting Group, Inc. (Service Company)
                                                            (since 1991); Director, Harbor Sweets,
                                                            Inc. (Candy) (since 1990); Sole
                                                            Proprietor, Robb Associates (Corporate
                                                            Financial Advisors) (since 1978);
                                                            Director, W.A. Wilde Co. (Direct Mail)
                                                            (since 1989); Director, Alpha Granger
                                                            Manufacturing, Inc. (Electronics) (since
                                                            1983); Co-owner, Kedron Design (Gifts)
                                                            (since 1978); former Trustee, MFS Family
                                                            of Funds (Investment Company) (from 1985
                                                            to 2001); former President and
                                                            Treasurer, Benchmark Advisors, Inc.
                                                            (Corporate Financial Advisors) (from
                                                            1989 to 2000).

OFFICERS
R. Jay Gerken*, 50                  President since 2002    Managing Director, Salomon Smith Barney              N/A
                                                            (since 1996).

Lewis E. Daidone*; 45               Chief Administrative    Managing Director, Salomon Smith                     N/A
                                    Officer and Senior      Barney (since 1990); Director and Senior
                                    Vice President since    Vice President, Smith Barney Fund
                                    2000                    Management LLC and TIA.

Irving David*; 41                   Treasurer since 2002    Director, Salomon Smith Barney (since 1997);         N/A
                                                            former Assistant Treasurer, First
                                                            Investment Management Company (from 1998
                                                            to 1994).

Frances Guggino*; 45                Controller since 2002   Vice President, Citibank (since 1991).               N/A


Marianne Motley*; 43                Assistant Treasurer     Director, Mutual Fund Administration                 N/A
                                    since 2000              for Salomon Smith Barney (since 1994).

Robert I. Frenkel*; 48              Secretary since 2000    Managing Director and General Counsel,               N/A
                                                            Global Mutual Funds for Citigroup Asset
                                                            Management (since 1994).

Thomas C. Mandia*; 40               Assistant Secretary     Director and Deputy General Counsel,                 N/A
                                    since 2000              Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 32             Assistant Secretary     Vice President and Associate General                 N/A
                                    since 2000              Counsel, Citigroup Asset Management
                                                            (since 1998); Counsel, The Dreyfus
                                                            Corporation (from 1995 to 1998).

Harris Goldblat*; 32                Assistant Secretary     Associate General Counsel, Citigroup                 N/A
                                    since 2000              Asset Management (since 2000); Associate
                                                            Stroock & Stroock & Lavan LLP (from 1997
                                                            to 2000).


    The business affairs of the fund are managed by or under the direction of the board of trustees.

    The board of trustees has a standing Audit Committee comprised of all of the trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met two times during the year ended October 31, 2001 to review the internal and external accounting procedures of the other series of the trust and, among other things, to consider the selection of independent certified public accountants for those series, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

    The board of trustees also has a standing Governance Committee. All trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the trustees in other investment companies associated with Citigroup supervised by the trustees as of December 31, 2001. Because the fund is newly organized, it did not have shareholders as of that date.

                                    AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF                          SECURITIES IN ALL INVESTMENT COMPANIES
TRUSTEE                      ASSOCIATED WITH CITIGROUP OVERSEEN BY THE TRUSTEE
------------  ----------------------------------------------------------------

INTERESTED TRUSTEE

R. Jay Gerken                                None


DISINTERESTED TRUSTEES

Elliott J. Berv                              None

Donald M. Carlton                            $10,001 - $50,000

A. Benton Cocanougher                        $1 - $10,000
Mark T. Finn                                 $1 - $10,000
Stephen Randolph Gross                       None
Diana R. Harrington                          $10,001 - $50,000
Susan B.  Kerley                             $1 - $10,000
Alan G. Merten                               $1 - $10,000
C. Oscar Morong, Jr.                         $1 - $10,000
R. Richardson Pettit                         None
Walter E. Robb, III                          $50,001 - $100,000

    Neither the disinterested trustees nor their family members had any interest in the manager, Salomon Smith Barney, PFS Distributors, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2001.


    Information regarding compensation paid to the trustees of the trust for the fiscal year ended October 31, 2001 is set forth below. Mr. Gerken is not compensated for his service as trustee because of his affiliation with the manager.


    Each fund in the fund complex pays a pro rata share of trustee fees based upon asset size. The fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that trustee participates. In addition, the fund will reimburse these trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.


TRUSTEES COMPENSATION TABLE

                                           PENSION OR
                                           RETIREMENT
                          AGGREGATE      BENEFITS ACCRUED  TOTAL COMPENSATION
                      COMPENSATION FROM  AS PART OF FUND    FROM FUND COMPLEX
TRUSTEE                    THE FUND      EXPENSES:S(2)     PAID TO TRUSTEE(2)
--------              -----------------  ----------------  ------------------
INTERESTED TRUSTEE

R. Jay Gerken                 $0               None                $0


DISINTERESTED TRUSTEES
Elliott J. Berv              (1)               None             $ 90,403
Donald M. Carlton            (1)               None             $ 67,100
A. Benton Cocanougher        (1)               None             $ 73,058
Mark T. Finn                 (1)               None             $ 84,467
Stephen Randolph Gross       (1)               None             $ 67,100
Diana R. Harrington          (1)               None             $ 90,400
Susan B. Kerley              (1)               None             $ 90,400
Alan G. Merten               (1)               None             $ 67,100
C. Oscar Morong, Jr.         (1)               None             $117,900
R. Richardson Pettit         (1)               None             $ 63,500
Walter E. Robb, III          (1)               None             $ 90,300

(1) The fund is newly organized and paid no Trustee fees during the fiscal year ended October 31, 2001. For the current fiscal year, the fund will pay its pro rata share of Trustee fees based on its asset size. Because this asset size is not yet known, the fund's share of Trustee fees is not currently determinable.

(2) As of October 31, 2001, each Disinterested Trustee supervised 25 funds (24 funds in the case of Mses. Harrington and Kerley; 27 in the case of Messrs. Berv, Finn and Robb; and 28 in the case of Mr. Morong).

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The fund has not yet paid any amounts under the Plan, although payments to certain retired Trustees will commence in September, 2002.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the board of trustees.


    As of the date of this Statement of Additional Information, there are no shareholders of the fund.

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, unless, as to liability to the trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODES OF ETHICS

    The trust, the manager and the distributors each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds. Of course, there can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interests relating to personal securities transactions.

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the board of trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly, Smith Barney Holdings). Holdings is a wholly owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the board, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    The fund has not paid management fees as of the date of this Statement of Additional Information.

    The manager may reimburse the fund for, or waive, all or any portion of its management fees.

    The manager may retain a sub-administrator.

DISTRIBUTORS


    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc., located at 3120 Breckinridge Blvd., Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements").


    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the trustees of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trust's trustees and a majority of the trust's trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified trustees"). Each Service Plan requires that the trust and the distributors provide to the board of trustees, and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's qualified trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and qualified trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.

    The fund has not paid distribution fees as of the date of this Statement of Additional Information.


FINANCIAL GUARANTEE AGREEMENT

    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the value of the shareholder's account as of the fund's close of business on the day immediately preceding the inception of the Guarantee Period reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac pursuant to a financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's trustees may amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the trustees without a vote of shareholders.


EXPENSES


    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.


TRANSFER AGENT


    The trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb, an affiliate of Salomon Smith Barney ("Citicorp Trust"), acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services act as sub-transfer agents pursuant to agreements with Citicorp Trust. Under each sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, each sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of Citicorp Trust is 125 Broad Street, New York, New York, 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940 and of Primerica Shareholder Services is 3120 Breckinridge Blvd., Duluth, Georgia, 30099.


CUSTODIAN

    The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    KPMG LLP are the independent accountants for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

COUNSEL


    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.


                          11. PORTFOLIO TRANSACTIONS


    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.


    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The trustees of the trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    Because the fund is newly offered, it has not paid brokerage commissions as of the date of this Statement of Additional Information.

           12. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the trust generally will vote together on all matters except when the trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The trust may involuntarily redeem shareholder's shares at any time for any reason the trustees of the trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the trust do not have cumulative voting rights. The trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the trust will hold special meetings of the fund's shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Except in limited circumstances, the trustees may, without any shareholder vote, amend or otherwise supplement the trust's Declaration of Trust.

    The trust's Declaration of Trust provides that, at any meeting of shareholders of the trust or of any series of the trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The trust, or any series or class of the trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the trust (or of the affected series or class) voting as a single class. The trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The trust may be terminated at any time by a vote of a majority of the voting power of the trust or by the trustees by written notice to the shareholders. Any series of the trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the trustees by written notice to the shareholders of that series or class. If not so terminated, the trust will continue indefinitely.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, trustees emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

    The trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS.Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.


    PAYMENT UNDER THE FINANCIAL GUARANTEE. If Ambac makes a payment to the fund in connection with the Guarantee, the payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities. A portion or all of such a payment may be treated as ordinary income of the fund, in which case (i) that amount will not be offset by any capital losses in computing the amount that the fund must distribute to shareholders, and (ii) any distribution resulting from that amount will be taxable as ordinary income, rather than capital gain, in the hands of shareholders. However, if the Internal Revenue Service took the position that a payment in connection with the Guarantee were not income from investments in securities, or that the Ambac financial guarantee insurance policy were a nonqualifying asset for "regulated investment company" purposes, the fund could fail to qualify as a "regulated investment company," with the adverse tax consequences discussed above.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.


    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.


                          14.  FINANCIAL STATEMENTS

    The fund is newly-offered and has not issued financial statements as of the date of this Statement of Additional Information.

SMITH BARNEY CAPITAL PRESERVATION FUND II

INVESTMENT MANAGER
Smith Barney Fund Management LLC
333 West 34th Street, New York, New York 10001

DISTRIBUTORS
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

PFS Distributors, Inc.
3120 Breckinridge Blvd., Duluth, Georgia, 30099


TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004


SUB-TRANSFER AGENTS
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

AUDITORS
KPMG LLP
757 Third Avenue, New York, New York 10017


LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                     Part C

Item 23. Exhibits.

           *****     a(1)   Amended and Restated Declaration of Trust of the
                            Registrant

                     a(2) Certificate of Amendment to the Amended and Restated Declaration of Trust (designating Smith Barney Capital Preservation Fund)

                     a(3) Certificate of Amendment to the Amended and Restated Declaration of Trust (designating Smith Barney Capital Preservation Fund II)

           *****     b      Amended and Restated By-Laws of the Registrant

                     d Management Agreement between the Registrant and Smith Barney Fund Management LLC, as manager to Smith Barney Capital Preservation Fund II

                     e(1) Distribution Agreement between the Registrant and Salomon Smith Barney Inc., as co-distributor with respect to the shares of Smith Barney Capital Preservation Fund II

                     e(2) Distribution Agreement between the Registrant and PFS Distributors, Inc., as co-distributor with respect to the shares of Smith Barney Capital Preservation Fund II

                     e(3) Letter Agreement with and Salomon Smith Barney Inc. amending exhibit to Distribution Agreement

               *     g(1)   Custodian Contract between the Registrant and State
                            Street Bank and Trust Company ("State Street"), as custodian

              ++     g(2)   Amendment to the Custodian Contract between the
                            Registrant and State Street

                     g(3) Letter Agreement adding Smith Barney Capital Preservation Fund II to the Custodian Contract between the Registrant and State Street

            ****     h(1)   Transfer Agency and Services Agreement between
                            the Registrant and Citicorp Trust Bank, fsb
                            (formerly known as Travelers Bank & Trust, fsb)
                            ("Citicorp"), as transfer agent

               *     h(2)   Accounting Services Agreement between the Registrant
                            and State Street, as fund accounting agent

                     h(3) Letter Agreement adding Smith Barney Capital Preservation Fund II to the Transfer Agency and Services Agreement between the Registrant and Citicorp

                     h(4) Letter Agreement adding Smith Barney Capital Preservation Fund II to the Accounting Services Agreement between the Registrant and State Street

                     h(5)   Expense Limitation Agreement

                     h(6) Guarantee from Smith Barney Capital Preservation Fund II for the benefit of its Shareholders

                     h(7) Financial Guarantee Agreement with Ambac Assurance Corporation

                     h(8)   Financial Statements of Ambac Assurance Corporation

                            A. The following documents filed by Ambac Assurance Corporation (the "Company") with the Securities and Exchange Commission (File No. 1-10777) are incorporated herein by reference:

                            1) The Company's Annual Report on Form 10-K for the
                               fiscal year ended December 31, 2001 and filed on March 26, 2002;

                            2) The Company's Current Report on Form 8-K dated
                               April 17, 2002 and filed on April 18, 2002;

                            3) The Company's Quarterly Report on Form 10-Q for
                               the fiscal quarterly period ended March 31, 2002 and filed on May 13, 2002;

                            4) The Company's Current Report on Form 8-K dated
                               July 17, 2002 and filed on July 19, 2002;

                            5) The Company's Current Report on Form 8-K dated
                               August 14, 2002 and filed on August 14, 2002; and

                            6) The Company's Quarterly Report on Form 10-Q for
                               the fiscal quarterly period ended June 30, 2002 and filed on August 14, 2002.

                            B. Consent of KPMG LLP, Ambac Assurance
                            Corporation's independent auditors

                     i      Opinion of counsel

                     m Service Plan for Class A, B and L shares of Smith Barney Capital Preservation Fund II

              **     n      Multiple Class Plan of the Registrant

             ***     p(1)   Code of Ethics of the Registrant, Smith Barney Fund
                            Management LLC and Salomon Smith Barney Inc.

               +     p(2)   Code of Ethics of PFS Distributors, Inc.

          ******     q      Powers of Attorney for the Registrant

---------------
      * Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.

     ** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 1, 1999.

    *** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on June 16, 2000.

   **** Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on February 15, 2001.

  ***** Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on October 15, 2001.

 ****** Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 13, 2001.

      + Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 15, 2002.

     ++ Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 29, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 25. Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and Salomon Smith Barney Inc. filed herewith; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. filed herewith; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser.

         Manager - Smith Barney Fund Management LLC. Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

         Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters.

         (a) Salomon Smith Barney Inc., a distributor for the Registrant, is the distributor for Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, Citi Institutional Cash Reserves and Citi Institutional Enhanced Income Fund. Salomon Smith Barney Inc. is the placement agent for Institutional Reserves Portfolio, Institutional Enhanced Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Salomon Smith Barney Inc. is also the distributor for the following funds: Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Capital Preservation Fund, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers Worldwide Income Fund, Salomon Brothers 2008 Worldwide Government Trust Inc, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

         (c) Not applicable.

Item 28. Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


NAME                                                 ADDRESS

Salomon Smith Barney Inc.                            388 Greenwich Street
(distributor)                                        New York, NY 10013

PFS Distributors, Inc.                               3120 Breckinridge Boulevard
(distributor)                                        Duluth, Georgia, 30099

State Street Bank and Trust                          225 Franklin Street
Company                                              Boston, MA 02110
(custodian and fund accounting agent)

Citicorp Trust Bank, fsb                             125 Broad Street
(transfer agent)                                     New York, NY 10004

Smith Barney Fund Management LLC                     333 West 34th Street
(manager)                                            New York, NY 10001

PFPC Global Fund Services                            P.O. Box 9699
(sub-transfer agent)                                 Providence, RI 02940

Primerica Shareholder Services                       3120 Breckinridge Boulevard
(sub-transfer agent)                                 Duluth, Georgia 30099


Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 17th day of September, 2002.

                                               SMITH BARNEY TRUST II,
                                               on behalf of Smith Barney Capital
                                               Preservation Fund II

                                               By: /s/ Thomas C. Mandia
                                                   ----------------------------
                                                   Thomas C. Mandia
                                                   Assistant Secretary

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on September 17, 2002.


                  Signature                                   Title

                                                President, Principal Executive
    R. Jay Gerken*                                Officer and Trustee
------------------------------------
    R. Jay Gerken

                                                Principal Financial Officer and
/s/ Irving David                                Principal Accounting Officer
------------------------------------
    Irving David

    Elliott J. Berv*                              Trustee
------------------------------------
    Elliott J. Berv

    Donald M. Carlton*                            Trustee
------------------------------------
    Donald M. Carlton

    A. Benton Cocanougher*                        Trustee
------------------------------------
    A. Benton Cocanougher

    Mark T. Finn*                                 Trustee
------------------------------------
    Mark T. Finn

    Steven Randolph Gross*                        Trustee
------------------------------------
    Steven Randolph Gross

    Diana R. Harrington*                          Trustee
------------------------------------
    Diana R. Harrington

    Susan B. Kerley*                              Trustee
------------------------------------
    Susan B. Kerley

    Alan G. Merten*                               Trustee
------------------------------------
    Alan G. Merten

    C. Oscar Morong, Jr.*                         Trustee
------------------------------------
    C. Oscar Morong, Jr.

    R. Richardson Pettit*                         Trustee
------------------------------------
    R. Richardson Pettit

    Walter E. Robb, III*                          Trustee
------------------------------------
    Walter E. Robb, III

*By: /s/ Thomas C. Mandia
------------------------------------
     Thomas C. Mandia
     Executed by Thomas C. Mandia
     on behalf of those indicated
     pursuant to Powers of  Attorney.

                                  EXHIBIT INDEX

Exhibit No.   Description


  a(2) Certificate of Amendment to the Amended and Restated Declaration of Trust (designating Smith Barney Capital Preservation Fund)

  a(3) Certificate of Amendment to the Amended and Restated Declaration of Trust (designating Smith Barney Capital Preservation Fund II)

  d Management Agreement between the Registrant and Smith Barney Fund Management LLC, as manager to Smith Barney Capital Preservation Fund II

  e(1) Distribution Agreement between the Registrant and Salomon Smith Barney Inc., as co-distributor with respect to the shares of Smith Barney Capital Preservation Fund II

  e(2) Distribution Agreement between the Registrant and PFS Distributors, Inc., as co-distributor with respect to the shares of Smith Barney Capital Preservation Fund II

  e(3) Letter Agreement with and Salomon Smith Barney Inc. amending exhibit to Distribution Agreement

  g(3) Letter Agreement adding Smith Barney Capital Preservation Fund II to the Custodian Contract between the Registrant and State Street

  h(3) Letter Agreement adding Smith Barney Capital Preservation Fund II to the Transfer Agency and Services Agreement between the Registrant and Citicorp

  h(4) Letter Agreement adding Smith Barney Capital Preservation Fund II to the Accounting Services Agreement between the Registrant and State Street

  h(5)        Expense Limitation Agreement

  h(6) Guarantee from Smith Barney Capital Preservation Fund II for the benefit of its Shareholders

  h(7)        Financial Guarantee Agreement with Ambac Assurance Corporation

  h(8)(B) Consent of KPMG LLP, Ambac Assurance Corporation's independent auditors

  i           Opinion of counsel

  m Service Plan for Class A, B and L shares of Smith Barney Capital Preservation Fund II